Exhibit (m)(2): Calculations of Illustrations for VUL IV/ VUL IV-Estate Series
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $13,516.88
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$10,975.85
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$496.33
- Mortality & Expense Charge****	$126.28
+ Hypothetical Rate of Return*****	$(161.36)

=	$13,517	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$41.32
2	$41.33
3	$41.34
4	$41.34
5	$41.35
6	$41.36
7	$41.36
8	$41.37
9	$41.38
10	$41.39
11	$41.39
12	$41.40
Total	$496.33

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(13.80)
2	$(13.73)
3	$(13.67)
4	$(13.60)
5	$(13.54)
6	$(13.48)
7	$(13.41)
8	$(13.35)
9	$(13.29)
10	$(13.23)
11	$(13.16)
12	$(13.10)
Total	$(161.36)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$13,516.88
- Year 5 Surrender Charge	$3,604.00

=	$9,913	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $16,262.44
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$12,804.26
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$493.43
- Mortality & Expense Charge****	$142.77
+ Hypothetical Rate of Return*****	$769.38

=	$16,262	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$41.13
2	$41.12
3	$41.12
4	$41.12
5	$41.12
6	$41.12
7	$41.12
8	$41.12
9	$41.12
10	$41.12
11	$41.11
12	$41.11
Total	$493.43

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$63.87
2	$63.92
3	$63.96
4	$64.00
5	$64.05
6	$64.09
7	$64.14
8	$64.18
9	$64.22
10	$64.27
11	$64.31
12	$64.36
Total	$769.38
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$16,262.44
- Year 5 Surrender Charge	$3,604.00

=	$12,658	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $19,484.64
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$14,865.80
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$490.10
- Mortality & Expense Charge****	$161.36
+ Hypothetical Rate of Return*****	$1,945.30

=	$19,485	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$40.90
2	$40.89
3	$40.88
4	$40.87
5	$40.86
6	$40.85
7	$40.84
8	$40.82
9	$40.81
10	$40.80
11	$40.79
12	$40.78
Total	$490.10

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$157.07
2	$157.96
3	$158.86
4	$159.76
5	$160.68
6	$161.60
7	$162.53
8	$163.47
9	$164.41
10	$165.36
11	$166.32
12	$167.29
Total	$1,945.30

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$19,484.64
- Year 5 Surrender Charge	$3,604.00

=	$15,881	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $96,491.93
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$78,547.09
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$3,749.82
- Mortality & Expense Charge****	$902.34
+ Hypothetical Rate of Return*****	$(1,153.00)

=	$96,492	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$312.04
2	$312.12
3	$312.21
4	$312.29
5	$312.37
6	$312.45
7	$312.53
8	$312.61
9	$312.68
10	$312.76
11	$312.84
12	$312.92
Total	$3,749.82

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(98.67)
2	$(98.19)
3	$(97.72)
4	$(97.25)
5	$(96.78)
6	$(96.31)
7	$(95.84)
8	$(95.38)
9	$(94.91)
10	$(94.44)
11	$(93.98)
12	$(93.51)
Total	$(1,153.00)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$96,491.93
- Year 5 Surrender Charge	$20,840.00

=	$75,652	(rounded to the nearest dollar)

II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $116,187.42
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$91,675.06
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$3,717.85
- Mortality & Expense Charge****	$1,020.81
+ Hypothetical Rate of Return*****	$5,501.02

=	$116,187	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$309.88
2	$309.87
3	$309.86
4	$309.85
5	$309.84
6	$309.83
7	$309.82
8	$309.81
9	$309.79
10	$309.78
11	$309.77
12	$309.76
Total	$3,717.85

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$457.04
2	$457.29
3	$457.54
4	$457.79
5	$458.04
6	$458.29
7	$458.54
8	$458.79
9	$459.05
10	$459.30
11	$459.55
12	$459.81
Total	$5,501.02
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$116,187.42
- Year 5 Surrender Charge	$20,840.00

=	$95,347	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $139,310.73
= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$106,479.68
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$3,681.13
- Mortality & Expense Charge****	$1,154.37
+ Hypothetical Rate of Return*****	$13,916.55

=	$139,311	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$307.44
2	$307.32
3	$307.20
4	$307.07
5	$306.95
6	$306.83
7	$306.70
8	$306.58
9	$306.45
10	$306.33
11	$306.20
12	$306.07
Total	$3,681.13

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,124.32
2	$1,130.58
3	$1,136.89
4	$1,143.26
5	$1,149.68
6	$1,156.15
7	$1,162.67
8	$1,169.24
9	$1,175.87
10	$1,182.55
11	$1,189.28
12	$1,196.07
Total	$13,916.55
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$139,310.73
- Year 5 Surrender Charge	$20,840.00

=	$118,471	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $12,887.43
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$10,471.52
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$633.31
- Mortality & Expense Charge****	$121.07
+ Hypothetical Rate of Return*****	$(154.70)

=	$12,887	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$45.23
2	$45.24
3	$45.24
4	$45.25
5	$45.26
6	$45.27
7	$45.28
8	$45.29
9	$45.30
10	$45.31
11	$45.32
12	$45.32
Total	$543.31

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(13.30)
2	$(13.22)
3	$(13.15)
4	$(13.08)
5	$(13.00)
6	$(12.93)
7	$(12.85)
8	$(12.78)
9	$(12.71)
10	$(12.64)
11	$(12.56)
12	$(12.49)
Total	$(154.70)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,887.43
- Year 5 Surrender Charge	$3,604.00

=	$9,283	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $15,532.14
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$12,236.12
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$630.25
- Mortality & Expense Charge****	$137.00
+ Hypothetical Rate of Return*****	$738.26

=	$15,532	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$45.02
2	$45.02
3	$45.02
4	$45.02
5	$45.02

Month	COI
6	$45.02
7	$45.02
8	$45.02
9	$45.02
10	$45.02
11	$45.02
12	$45.02
Total	$540.25

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$61.57
2	$61.56
3	$61.55
4	$61.55
5	$61.54
6	$61.53
7	$61.52
8	$61.51
9	$61.50
10	$61.49
11	$61.48
12	$61.47
Total	$738.26
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$15,532.14
- Year 5 Surrender Charge	$3,604.00

=	$11,928	(rounded to the nearest dollar)

III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $18,638.73
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$14,227.31
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$626.73
- Mortality & Expense Charge****	$154.96
+ Hypothetical Rate of Return*****	$1,868.11

=	$18,639	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$44.79
2	$44.77
3	$44.76
4	$44.75
5	$44.74
6	$44.73
7	$44.72
8	$44.71
9	$44.70
10	$44.69
11	$44.68
12	$44.67
Total	$536.73

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$151.44
2	$152.19
3	$152.95
4	$153.71
5	$154.48
6	$155.25
7	$156.03
8	$156.82
9	$157.61
10	$158.41
11	$159.21
12	$160.03
Total	$1,868.11
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$18,638.73
- Year 5 Surrender Charge	$3,604.00

=	$15,035	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $94,458.05
= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$76,966.98
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$4,241.46
- Mortality & Expense Charge****	$885.72
+ Hypothetical Rate of Return*****	$(1,131.75)

=	$94,458	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$345.43
2	$345.53
3	$345.62
4	$345.72
5	$345.81
6	$345.91
7	$346.00
8	$346.10
9	$346.19
10	$346.29
11	$346.38
12	$346.48
Total	$4,151.46

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(97.10)
2	$(96.59)
3	$(96.08)
4	$(95.57)
5	$(95.07)
6	$(94.56)
7	$(94.06)
8	$(93.55)
9	$(93.05)
10	$(92.55)
11	$(92.04)
12	$(91.54)
Total	$(1,131.75)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$94,458.05
- Year 5 Surrender Charge	$20,840.00

=	$73,618	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $113,842.57
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$89,899.52
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$4,206.64
- Mortality & Expense Charge****	$1,002.46
+ Hypothetical Rate of Return*****	$5,402.14

=	$113,843	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$343.07
2	$343.07
3	$343.06
4	$343.06
5	$343.06
6	$343.05
7	$343.05
8	$343.05
9	$343.05
10	$343.04
11	$343.04
12	$343.04
Total	$4,116.64

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$449.83
2	$449.89
3	$449.96
4	$450.02
5	$450.08
6	$450.15
7	$450.21
8	$450.27
9	$450.34
10	$450.40
11	$450.47
12	$450.53
Total	$5,402.14

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$113,842.57
- Year 5 Surrender Charge	$20,840.00

=	$93,003	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $136,610.81
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$104,489.10
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$4,166.62
- Mortality & Expense Charge****	$1,134.12
+ Hypothetical Rate of Return*****	$13,672.45

=	$136,611	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$340.41
2	$340.28
3	$340.16
4	$340.04
5	$339.91

Month	COI
6	$339.79
7	$339.66
8	$339.53
9	$339.40
10	$339.27
11	$339.14
12	$339.01
Total	$4,076.62

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,106.74
2	$1,112.52
3	$1,118.34
4	$1,124.20
5	$1,130.12
6	$1,136.08
7	$1,142.09
8	$1,148.15
9	$1,154.26
10	$1,160.42
11	$1,166.63
12	$1,172.89
Total	$13,672.45
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$136,610.81
- Year 5 Surrender Charge	$20,840.00

=	$115,771	(rounded to the nearest dollar)